                                                      EXHIBIT 3.1



                         CERTIFICATE OF AMENDMENT
                                    OF
                           RESTATED CERTIFICATE
                             OF INCORPORATION
                                    OF
                       VISHAY INTERTECHNOLOGY, INC.



               It is hereby certified that:

               1. The name of the corporation (hereinafter called the "Corporation") is Vishay Intertechnology, Inc.

               2. The Restated Certificate of Incorporation of the Corporation, as amended, is hereby further amended by striking out the first paragraph of Article Fourth thereof and by substituting in lieu of said paragraph of said Article the following new paragraph:


               "FOURTH:  Section 1. Classes and Number of
               Shares. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 51,000,000 shares. The classes and the aggregate number of shares of stock of each class which the Corporation shall have authority to issue are as follows:

                      (i)  35,000,000 shares of Common
               Stock, $0.10 par value per share (hereinafter the "Common Stock");

                     (ii)  15,000,000 shares of Class B
               Common Stock, $0.10 par value per share
               (hereinafter the "Class B Stock"); and

                    (iii)  1,000,000 shares of Preferred
               Stock, $1.00 par value per share, with such rights, privileges, restrictions and preferences as the Board of Directors may authorize from time to time (hereinafter the "Preferred Stock").

               3. The amendment of the Restated Certificate of Incorporation, as amended, herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


     Signed and attested to on May 18, 1993.



                                         /s/Robert A. Freece
                                    --------------------------------------
                                       Robert A. Freece
                                       Vice President


     Attest:


     /s/ William J. Spires
     ----------------------
     William J. Spires
     Secretary

                   RESTATED CERTIFICATE OF INCORPORATION

                                  OF

                     VISHAY INTERTECHNOLOGY, INC.



               It is hereby certified that:


               1.   (a)  The present name of the Corporation

     (hereinafter called the "Corporation") is Vishay Intertechnology,

     Inc.


                    (b)  The name under which the Corporation was

     originally incorporated is Micro-Measurements,Inc.; and the date of filing the original certificate of incorporation of the

     Corporation with the Secretary of State of the State of Delaware is July 3, 1962.


               2.   The certificate of incorporation of the

     Corporation is hereby amended by striking out Articles FIRST through THIRTEENTH thereof and by substituting in lieu thereof new Articles FIRST through ELEVENTH which are set forth in the

     Restated Certificate of Incorporation hereinafter provided for.


                    Each share of Common Stock of the par value of

     $1.00 per share, outstanding upon the effective date of this

     Restated Certificate of Incorporation, shall be reclassified as

     250 fully paid and non-assessable shares of the par value of $.10 per share, which shares shall be included in the 5,000,000 shares of Common Stock authorized in this Restated Certificate of

     Incorporation.

               3.   The provisions of the certificate of incorporation

     of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Restated Certificate of Incorporation of Vishay

     Intertechnology, Inc.


               4.   The amendments and the restatement of the Restated

     Certificate of Incorporation have been duly adopted by the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the

     State of Delaware.


               5.   The capital of the Corporation will not be reduced

     under or by reason of any amendment herein certified.


               6.   The certificate of incorporation of the

     Corporation, as amended and restated herein, shall upon the effective date of this Restated Certificate of Incorporation read as follows:


                   RESTATED CERTIFICATE OF INCORPORATION

                                  OF

                       VISHAY INTERTECHNOLOGY, INC.

                             ___________


               FIRST:    The name of the Corporation (hereinafter

     called the "Corporation") is Vishay Intertechnology, Inc.


               SECOND:   The address, including street, number, city,

     and county, of the registered office of the Corporation in the

     State of Delaware is 229 South State Street, City of Dover,

     County of Kent; and the name of the registered agent of the

     Corporation in the State of Delaware at such address is The

     Prentice-Hall Corporation System, Inc.


               THIRD:    The purpose of the Corporation are to engage

     in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


               FOURTH:   The total number of shares of stock which the

     Corporation shall have authority to issue is 6,000,000 shares, of which 1,000,000 shares, of the par value of $1 per share, shall be Preferred Stock, and 5,000,000 shares, of the par value of

     $.10 per share, shall be Common Stock.


               The designations, preferences and relative,

     participating, optional or other special rights and

     qualifications, limitations or restrictions of each class of stock are as follows:


               A.   The Preferred Stock may be issued in one or more

     series and may be with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights,

     and qualifications, limitations or restrictions thereof, as shall be fixed by the Board of Directors pursuant to authority hereby expressly granted to it, and as shall be stated and expressed in the resolution or resolutions providing for the issue of such

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
     stock adopted by the Board of Directors pursuant to authority expressly vested in it by these provisions.


               B.   Any Preferred Stock or series thereof may be made

     subject to redemption at such time or times and at such price or prices as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the

     Board of Directors as hereinabove provided.


               C.   The holders of Preferred Stock or of any series

     thereof shall be entitled to receive dividends at such rates, on such conditions and at such times as shall be stated and

     expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as

     hereinabove provided, payable in preference to, or in such relation to, the dividends payable on any other class or classes of stock, or cumulative or noncumulative as shall be so stated

     and expressed.


               D.   The holders of Preferred Stock or of any class or

     of any series thereof, shall be entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the

     Corporation as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the

     Board of Directors as hereinabove provided.


               E.   Any Preferred Stock of any class or of any series

     thereof may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or of any other class or classes of stock of the Corporation, or shares of any class or series of stock of any other corporation,

     at such price or prices or at such rates of exchange and with such adjustments as shall be stated and expressed or provided for the issue of such stock adopted by the Board of Directors as hereinabove provided.


               F.   Except as otherwise provided herein, by statute or

     by the resolutions providing for the issue of Preferred Stock specifically provided, the Preferred Stock shall have no voting power and the Common Stock shall have the sole right and power to vote on all matters on which a vote of stockholders is to be taken.  Each holder of Common Stock shall be entitled to vote and shall have one vote for each share thereof held.


               FIFTH:    The Corporation is to have perpetual

     existence.


               SIXTH:    Whenever a compromise or arrangement is

     proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the

     State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this

     Corporation under the provisions of Section 291 of the General

     Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the

     General Corporation Law of the State of Delaware order a meeting of the creditors or class of creditors, and/or of the

     stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.


               SEVENTH:  For the management of the business and for

     the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the

     Corporation and of its directors and stockholders, or any class thereof, as the case may be, it is further provided:


               1.   The power to make, alter, or repeal the

               By-Laws of the Corporation, and to adopt any

               new By-Laws, except a By-Law classifying

               directors for election for staggered terms,

               shall be vested in the Board of Directors,

               provided that the Board of Directors may delegate such power, in whole or in part, to the stockholders.


                    2.   Whenever the Corporation shall be

               authorized to issue more than one class of

               stock, one or more of which is denied voting

               power, no outstanding share of any class of

               stock which is denied voting power under the

               provisions of the Certificate of

               Incorporation shall entitle the holder

               thereof to notice of, and the right to vote

               at any meeting of stockholders except as the

               provisions of paragraph (c)(2) of section 242

               of the General Corporation Law and of

               sections 251 and 252 of the General

               Corporation Law shall otherwise require;

               provided, that no share of any such class

               which is otherwise denied voting power shall

               entitle the holder thereof to vote upon the

               increase or decrease in the number of

               authorized shares of said class.


                    3.   In lieu of taking any permissive or

               requisite action by vote at a meeting of

               stockholders, any such vote and any such

               meeting may be dispensed with if either all

               of the stockholders entitled to vote upon the

               action at any such meeting shall consent in writing to any such corporate action being taken or if less than all of the stockholders

               entitled to vote upon the action at any such

               meeting shall consent in writing to any such

               corporate action being taken; provided, that

               any such action taken upon less than the

               unanimous written consent of all stockholders

               entitled to vote upon any such action shall

               be by the written consent of the stockholders

               holding at least the minimum percentage of

               the votes required to be cast to authorize

               any such action under the provisions of the

               General Corporation Law or under the provi-

               sions of the Certificate of Incorporation or

               the By-Laws as permitted by the provisions of

               the General Corporation Law; and, provided,

               that prompt notice of the taking of the

               corporate action without a meeting by less

               than unanimous consent shall be given to

               those stockholders who have not consented in

               writing.


                    4.   No election of directors need be by

               written ballot.


               EIGHTH:  No contract or transaction between the

     Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because his or their votes are counted for such purpose, if:


               (a)  The material facts as to his relationship or

     interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the Committee, and the

     Board or Committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the

     disinterested directors, even though the disinterested directors be less than a quorum; or,


               (b)  The material facts as to his relationship or

     interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or,


               (c)  The contract or transaction is fair as to the

     Corporation as of the time it is authorized, approved or

     ratified, by the Board of Directors, a committee thereof, or the stockholders.


               Common or interested directors may be counted in

     determining the presence of a quorum at a meeting of the Board of

     Directors or of a committee which authorizes the contract or transaction.

               NINTH:  Every person (and the heirs, executors and

     administrators of such person) who is or was a director, officer,

     employee or agent of the Corporation or of any other company,

     including another corporation, partnership, joint venture, trust or other enterprise which such person serves or served as such at the request of the Corporation shall be indemnified by the

     Corporation against all judgments, payments in settlement

     (whether or not approved by court), fines, penalties and other reasonable costs and expenses (including fees and disbursements of counsel) imposed upon or incurred by such person in connection with or resulting from any action, suit, proceeding, investiga-

     tion or claim, civil, criminal, administrative, legislative or other (including any criminal action, suit or proceeding in which such person enters a plea of guilty or nolo contendere or its equivalent), or any appeal relating thereto, which is brought or threatened either by or in the right of the Corporation or such other company (herein called a "derivative action") or by any other person, governmental authority or instrumentality (herein called a "third-party action") and in which such person is made a party or is otherwise involved by reason of his being or having been such director, officer, employee, or agent of by reason of any action or omission, or alleged action or omission by such person in his capacity as such director, officer, employee or agent if either (a) such person is wholly successful, on the merits or otherwise, in defending such derivative or third-party action or (b) in the judgment of a court of competent jurisdic-

     tion or, in the absence of such a determination, in the judgment of a majority of a quorum of the Board of Directors of the

     Corporation (which quorum shall not include any director who is a party to or is otherwise involved in such action) or, in the absence of such a disinterested quorum, in the opinion of

     independent legal counsel (i) in the case of a derivative action,

     such person acted without negligence or misconduct in the

     performance of his duty to the corporation or such other company or (ii) in the case of a third-party action, such person acted in good faith in what he reasonably believed to be the best interest of the corporation or such other company, and, in addition, in any criminal action, had no reasonable cause to believe that his action was unlawful; provided that, in the case of a derivative action, such indemnification shall not be made in respect of any payment to the Corporation or such other company or any stock-

     holder thereof in satisfaction of judgment or in settlement unless either (x) a court of competent jurisdiction has approved such settlement, if any, and the reimbursement of such payment or

     (y) if the court in which such action has been instituted lacks jurisdiction to grant such approval or such action is settled before the institution of judicial proceedings, in the opinion of independent legal counsel the applicable standard of conduct specified in the preceding sentence has been met, such action was without substantial merit, such settlement was in the best interests of the corporation or such other company and the reimbursement of such payment is permissible under applicable law.  In case such person is successful, on the merits or

     otherwise, in defending part of such action or, in the judgment of such a court or such quorum of the Board of Directors or in the opinion of such counsel, has met the applicable standard of conduct specified in the preceding sentence with respect to part of such action, he shall be indemnified by the Corporation against the judgments, settlements, payments, fines, penalties and other costs and expenses attributable to such part of such action.


               The foregoing rights of indemnification shall be in

     addition to any rights to which any such director, officer,

     employee, or agent may otherwise be entitled under the

     Certificate of Incorporation, any agreement or vote of stock-

     holders or at law or in equity or otherwise.


               In any case in which, in the judgment of a majority of

     such a disinterested quorum of the Board of Directors, any such director, officer or employee will be entitled to indemnification under the foregoing provisions of this Article, such amounts as they deem necessary to cover the reasonable costs and expenses incurred by such person in connection with the action, suit,

     proceeding, investigation or claim prior to final disposition thereof may be advanced to such person upon receipt of an

     undertaking by or on behalf of such person to repay such amounts if it is ultimately determined that he is not so entitled to indemnification.


               TENTH:  The Corporation may purchase and maintain

     insurance on behalf of any person who is or was a director,

     officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer,

     employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Article NINTH.


               ELEVENTH:  From time to time any of the provisions of

     this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the

     State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said law, and all rights at any time conferred upon the stockholders of the

     Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article ELEVENTH.


     Signed and attested to on December 6, 1972.


                                        /s/ Felix Zandman
                                    ---------------------------------
                                        President


     Attest:


       /s/ Robert A. Freece
    -----------------------------
          Treasurer


       /s/ Franklin Feldman
    -----------------------------
          Secretary

                             State of Delaware
                      Office of the Secretary of State


               I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "MICRO-MEASURMENTS, INC.",
     FILED IN THIS OFFICE THE THIRD DAY OF JULY, A.D. 1962, AT 9 O'CLOCK A.M.


                                         /s/ William T. Quillen
                   SEAL                 --------------------------------------
                                        William T. Quillen, Secretary of State

                                    AUTHENTICATION: 7067577
                                              DATE: 03-24-94

                                                      EXHIBIT 3.1


                       CERTIFICATE OF INCORPORATION


                                    OF


                         MICRO-MEASUREMENTS, INC.



               WE, THE UNDERSIGNED, for the purpose of associating to

     establish a corporation of the transaction of the business and the promotion and conduct of the objects and purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly in Chapter 1,

     Title 8 of the 1953 Delaware Code and the Acts Amendatory thereof and supplemental thereto, and known as the "General Corporation

     Law of the State of Delaware"), do make and file this Certificate of Incorporation in writing and do hereby certify as follows, to wit:


               FIRST:  The name of the Corporation (hereinafter called

     the Corporation) is MICRO-MEASUREMENTS, INC.


               SECOND:  The respective names of the County and of the

     City within the County of which the principal office of the

     Corporation is to be located in the State of Delaware are the

     County of Kent and the City of Dover.  The name of the resident agent of the Corporation is The Prentice-Hall Corporation System,

     Inc.  The street and number of said principal office and the address by street and number of said resident agent is 229 South

     State Street, Dover, Delaware.

               THIRD:  The nature of the business of the Corporation

     and the object or purpose to be transacted, promoted or carried on by the Corporation are as follows:


               To design, devise, invent, manufacture, install,

     remove, repair, inspect, report upon, buy, sell, handle and deal in, strain sensing elements, temperature sensors, associated instruments, transducers and associated equipment of all kinds and natures.


               To purchase, construct, lease or otherwise acquire,

     own, operate, sell and dispose of factories and other buildings and structures, with such plant, machinery, tools and equipment as may be necessary for the business of the corporation.


               To acquire by purchase, exchange, concession, easement,

     contract, lease or otherwise, to hold, own, use, control, manage,

     improve, maintain and develop, to mortgage, pledge, grant, sell,

     convey, exchange, assign, divide, lease, sublease, or otherwise encumber or dispose of, and to deal in and trade in, real estate,

     improved or unimproved, lands, leaseholds, options, concessions,

     easements, tenaments, hereditaments and interests in real, mixed,

     and personal property, of every kind and description wheresoever situated, and any and all rights therein.


               To manufacture, process, purchase, sell and generally

     to trade and deal in and with goods, wares, and merchandise of every kind, nature and description, and to engage and participate in any mercantile, industrial trading, consultation, or research business of any kind or character whatsoever.


               To acquire by purchase, exchange or otherwise, all, or

     any part of, or any interest in, the properties, assets, business and good will of any one or more persons, firms, associations or corporations heretofore or hereafter engaged in any business for which a corporation may now or hereafter be organized under the laws of the State of Delaware; to pay for the same in cash,

     property or its own or other securities; to hold, operate,

     reorganize, liquidate, sell or in any manner dispose of the whole or any part thereof; and in connection therewith, to assume or guarantee performances of any liabilities, obligations or

     contracts of such persons, firms, associations or corporations,

     and to conduct the whole or any part of any business thus

     acquired.


               To endorse or guarantee or become surety in respect of

     the payment of principal, interest or dividends upon, and to guarantee the performance of sinking fund or other obligations of, any securities, and to guarantee in any way permitted by law the performance of any of the contracts or other undertakings in which the Corporation may otherwise be or become interested, of any person, firm, association, corporation, government or sub-

     division thereof, or of any other combination, organization or entity whatsoever.


               To acquire, hold, use, sell, assign, lease, grant

     licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this Corporation.


               To acquire by purchase, subscription, or otherwise, and

     to receive, hold, own, guarantee, sell, assign, exchange,

     transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip,

     warrants, rights, bonds, debentures, notes, trust receipts, other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations,

     joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United

     States of America, or by any foreign government, or by any State,

     territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership,

     including the right to execute consents and vote thereon, and to do any and all acts and things necessary and advisable for the preservation, protection, improvement and enhancement in the value thereof.


               To enter into, make and perform contracts of every kind

     and description with any person, firm, association, corporation,

     municipality, county, state, body politic or government or colony or dependency thereof.

               To borrow or raise monies for any of the purposes of

     the corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue

     promissory notes, drafts, bills of exchange, warrants, bonds,

     debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge,

     conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or

     thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purpose.


               To loan to any person, firm or corporation any of its

     surplus funds, either with or without security.


               To purchase, hold, sell, reissue and transfer the

     shares of its own capital stock, provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law, and provided further that shares of its own capital stock belonging to it shall not be voted upon directly or indirectly.


               To have one or more offices to carry on all or any of

     its operations and business and, without restriction or limit as to amount, to purchase or otherwise acquire, hold, own, mortgage,

     sell, convey or otherwise dispose of, real and personal property of every class and description in any of the states, districts,

     territories or colonies of the United States, and in any and all foreign countries, subject to the laws of such state, district,

     territory, colony or country.

               In general, to carry on any other business in

     connection with the foregoing, and to have and exercise all the powers conferred by the law of Delaware upon corporations formed under the General Corporation Law of the State of Delaware, and

     to do any and all of the things hereinbefore set forth to the same extent as natural persons might or could do.


               The objects and purposes specified in the foregoing

     clauses shall, except where otherwise expressed, be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation,

     but the objects and purposes specified in each of the foregoing clauses of this Article shall be regarded as independent objects and purposes.


               FOURTH:  The total number of shares of stock which the

     Corporation shall have authority to issue is One Hundred Thousand

     (100,000) and the par value of each such shares shall be One

     Dollar ($1.00) amounting in the aggregate to One Hundred Thousand

     Dollars ($100,000).  All such shares are of one class and are designated as Common Stock.


               FIFTH:  The minimum amount of capital with which the

     Corporation will commence business is One Thousand Dollars

     ($1,000).

               SIXTH:  The names and places of residence of each of

     the incorporators are as follows:


               NAMES                    RESIDENCES
               -----                    ----------

               Charles B. Hochman       62-60 99th Street
                                        Rego Park, New York

               Carl Kanter              1436 Lexington Avenue
                                        New York, New York

               Franklin Feldman         45 East 9th Street
                                        New York, New York


               SEVENTH:  The Corporation is to have perpetual

     existence.


               EIGHTH:  The private property of stockholders of the

     Corporation shall not be subject to the payment of corporate debts to any extent whatever.


               NINTH:  For the management of the business and for the

     conduct of the affairs of the Corporation, and in further

     definition, limitation and regulation of the powers of the

     Corporation and of its Directors and stockholders, it is further provided:


                    1.   The number of Directors of the Corporation

     shall be as specified in the By-Laws of the Corporation, but such number may from time to time be increased or decreased in such manner as may be prescribed by the By-Laws.  In no event shall the number of Directors be less than three.  The election of

     Directors need not be by ballot, and Directors need not be stockholders.

                    2.   In furtherance and not in limitation of the

     powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered:


                         (a)  to make, alter, amend and repeal the By-

     Laws of the Corporation, subject to the power of the stockholders to alter or repeal the By-Laws made by the Board of Directors.


                         (b)  subject to the applicable provisions of

     the By-Laws then in effect, to determine, from time to time,

     whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the

     Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation,

     except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of

     Directors or of the stockholders of the Corporation.


                         (c)  without the assent or vote of the

     stockholders, to authorize and issue obligations of the

     Corporation, secured or unsecured, to include therein such provisions as to redeemability, convertibility or otherwise, as the Board of Directors, in its sole discretion, may determine,

     and to authorize the mortgaging or pledging, as security

     therefor, of any property of the Corporation, real or personal,

     including after-acquired property.

                         (d)  to establish bonus, profit-sharing or

     other types of incentive or compensation plans for the employees

     (including officers and Directors) of the Corporation and to fix the amount of profits to be distributed or shared and to

     determine the persons to participate in any such plans and the amounts of their respective participations.


                         (e)  to set apart out of any of the funds of

     the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.


                         (f)  by resolution passed by a majority of

     the whole board, to designate one or more committees.


               NAME                     RESIDENCES
               ----                     ----------

              Franklin Feldman          45 East 9th Street
                                        New York, New York


               SEVENTH:  The Corporation is to have perpetual

     existence.


               EIGHTH:  The private property of stockholders of the

     Corporation shall not be subject to the payment of corporate debts to any extent whatever.


               NINTH:  For the management of the business and for the

     conduct of the affairs of the Corporation, and in further

     definition, limitation and regulation of the powers of the

     Corporation and of its Directors and stockholders, it is further provided:

                    1.   The number of Directors of the Corporation

     shall be as specified in the By-Laws of the Corporation, but such number may from time to time be increased or decreased in such manner as may be prescribed by the By-Laws.  In no event shall the number of Directors be less than three.  The election of

     Directors need not be by ballot, and Directors need not be stockholders.


                    2.   In furtherance and not in limitation of the

     powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered:


                         (a)  to make, alter, amend and repeal the By-

     Laws of the Corporation, subject to the power of the stockholders to alter or repeal the By-Laws made by the Board of Directors.


                         (b)  subject to the applicable provisions of

     the By-Laws then in effect, to determine, from time to time,

     whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the

     Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation,

     except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of

     Directors or of the stockholders of the Corporation.


                         (c)  without the assent or vote of the

     stockholders, to authorize and issue obligations of the

     Corporation, secured or unsecured, to include therein such provisions as to redeemability, convertibility or otherwise, as the Board of Directors, in its sole discretion, may determine,

     and to authorize the mortgaging or pledging, as security

     therefor, of any property of the Corporation, real or personal,

     including after-acquired property.


                         (d)  to establish bonus, profit-sharing or

     other types of incentive or compensation plans for the employees

     (including officers and Directors) of the Corporation and to fix the amount of profits to be distributed or shared and to

     determine the persons to participate in any such plans and the amounts of their respective participations.


                         (e)  to set apart out of any of the funds of

     the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.


                         (f)  by resolution passed by a majority of

     the whole board, to designate one or more committees, each committee to consist of two or more of the Directors of the

     Corporation, which, to the extent provided in the resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.  Such committee or committees shall have such name or names as may be stated in the By-Laws of the Corporation or as may be determined from time to time by resolution adopted by the

     Board of Directors.


                    When and as authorized by the affirmative vote of

     the holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the voting stock issued and

     outstanding, to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or

     corporations, as its Board of Directors shall deem expedient for the best interest of the Corporation.


                    In addition to the powers and authorities

     hereinbefore or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation,

     subject, nevertheless, to the provisions of the laws of the State of Delaware, of the Certificate of Incorporation, and of the By-

     Laws of the Corporation.


                    3.   Any Director or any officer elected or

     appointed by the stockholders or by the Board of Directors may be removed at any time in such manner as shall be provided in the

     By-Laws of the Corporation.

                    4.   In the absence of fraud, no contract or other

     transaction between the Corporation and any other corporation,

     and no act of the Corporation, shall in any way be affected or invalidated by the fact that any of the Directors of the

     Corporation are pecuniarily or otherwise interested in, or are

     Directors or officers of, such other corporation; and, in the absence of fraud, any Director, individually, or any firm of which any Director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or

     transaction of the Corporation; provided, in any case, that the fact that he o such firm is so interested shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any Director of the Corporation who is also a

     Director or officer of any such other corporation, or who is also so interested, may be counted in determining the existence of a quorum in any meeting of the Board of Directors of the

     Corporation which will authorize any such contract, act or transaction, and may vote thereat to authorize any such contract,

     act or transaction, with like force and effect as if he were not such Director or officer of such other corporation, or not so interested.


                    5.   Any contract, act or transaction of the

     corporation or of the Directors may be ratified by a vote of a majority of the shares having voting power at any meeting of stockholders, or at any special meeting called for such purpose,

     and such ratification shall, so far as permitted by law and by the Certificate of Incorporation, be as valid and as binding as though ratified by every stockholder of the Corporation.


               TENTH:  Whenever a compromise or arrangement is

     proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any Court of equitable jurisdiction within the

     State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this

     Corporation under the provisions of Section 291 of Title 8 of the

     Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said Court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement and the said reorganization shall, if sanctioned by the Court to which the said application has been made, be binding on all the creditors or class of creditors,

     and/or on all the stockholders or class of stockholders, of this

     Corporation, as the case may be, and also on this Corporation.

               ELEVENTH:  Meetings of stockholders may be held outside

     the State of Delaware, if the By-Laws so provide.  The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of

     Directors or in the By-Laws of the Corporation.


               TWELFTH:  The Corporation reserves the right to amend,

     alter, change or repeal any provision contained in this

     Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


               THIRTEENTH:  No stockholder of this Corporation shall

     have any preemptive or preferential right of subscription to any shares of any stock of this Corporation, or to any obligations convertible into stock of this Corporation, issued or sold, nor any right of subscription to any thereof other than such, if any,

     as the Board of Directors of this Corporation in its discretion from time to time may determine, and at such price as the Board of Directors from time to time may fix, pursuant to the authority hereby conferred by the Certificate of Incorporation of this

     Corporation, and the Board of Directors may issue stock of this

     Corporation, or obligations convertible into stock, without offering such issue of stock, either in whole or in part, to the stockholders of this Corporation.  The acceptance of stock in this Corporation shall be a waiver of any such preemptive or preferential right which in the absence of this provision might otherwise be asserted by stockholders of this Corporation of any of them.


               IN WITNESS WHEREOF, we, the undersigned, being all of

     the incorporators hereinabove named, do hereby further certify that the facts hereinabove stated are truly set forth and

     accordingly have hereunto set our respective hands and seals.


     DATED:  New York, New York
             June 27, 1962


                                    /s/ Charles B. Hochman
                            --------------------------------------- (L.S.)
                                        Charles B. Hochman


                                    /s/ Carl Kanter
                            --------------------------------------- (L.S.)
                                        Carl Kanter


                                    /s/ Franklin Feldman
                            --------------------------------------- (L.S.)
                                        Franklin Feldman

STATE OF NEW YORK     )
                      :  ss.:
COUNTY OF NEW YORK    )


               BE IT REMEMBERED that on this 27th day of June, A.D.

     1962, personally came before me, a Notary Public for the State of

     New York, CHARLES B. HOCHMAN, CARL KANTER and FRANKLIN FELDMAN,

     all of the parties to the foregoing Certificate of Incorporation,

     known to me personally to be such, and severally acknowledged the said Certificate to be the act and deed of the signers

     respectively and that the facts therein stated are truly set forth.


               GIVEN under my hand and seal of office the day and year

     aforesaid.

                                    /s/ Nettie Rothstein
                                   ---------------------------------------
                                          Notary Public
                                        Nettie Rothstein
                                  Notary Public, State of New York
                                          No. 24-3379250
                                      Qualified in Kings County
                                 Certificate filed in New York County
                                  Commission Expires March 30, 1963

                              State of Delaware
                       Office of the Secretary of State

               I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:


               WITH AND INTO "MICRO-MEASUREMENTS, INC." UNDER THE NAME OF "MICRO-MEASUREMENTS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTEENTH DAY OF APRIL, A.D. 1966, AT 9 O'CLOCK A.M.


                                         /s/ William T. Quillen
                   SEAL                 --------------------------------------
                                        William T. Quillen, Secretary of State

                                    AUTHENTICATION: 7067576
                                              DATE: 03-24-94

               AGREEMENT OF MERGER dated as of April 9, 1966 between

     VISHAY INSTRUMENTS, INC., a corporation duly organized and existing under the laws of the State of Delaware, a Constituent

     Corporation, and a majority of the directors thereof, and MICRO-

     MEASUREMENTS, INC., a corporation also duly organized and

     existing under the laws of the State of Delaware, a Constituent

     Corporation, and a majority of the directors thereof.


               WHEREAS, Vishay Instruments, Inc. was organized under

     the laws of the State of Delaware by a Certificate of

     Incorporation filed in the office of the Secretary of State of the State of Delaware on February 1, 1962, with an authorized capital consisting of 100,000 shares of Common Stock of the par value of $1.00 per share, of which 1,000 shares are issued and outstanding; and


               WHEREAS, Micro-Measurements, Inc. was organized under

     the laws of the State of Delaware by a Certificate of

     Incorporation filed in the office of the Secretary of State of the State of Delaware on July 3, 1962, with an authorized capital consisting of 100,000 shares of Common Stock of the par value of

     $1.00 per share, of which 1,000 shares are issued and outstand-

     ing; and


               WHEREAS, a majority of the directors of each of the

     Constituent Corporations deem it advantageous for the Constituent

     Corporations, and for the benefit of the stockholders of each, to merger Vishay Instruments, Inc., with and into Micro-

     Measurements, Inc., which is hereinafter sometimes referred to as the Continuing Corporation; and


               WHEREAS, pursuant to the General Corporation Law of the

     State of Delaware the directors, or a majority of them, of each

     Constituent Corporation are authorized to enter into an agreement signed by them and under the corporate seals of the respective corporations, prescribing the terms and conditions of merger, the mode of carrying the same into effect, and stating such other facts required or permitted by the provisions of said law to be set out in certificates and articles of incorporation, as can be stated in the case of a merger, as well as the manner of convert-

     ing the shares of each of the Constituent Corporations into shares or other securities of the corporation surviving such merger, with such other details and provisions as are deemed necessary.


               NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

                                 ARTICLE I

                                  Merger
                                  ------



               Pursuant to the General Corporation Law of the State of

     Delaware, Vishay Instruments, Inc., the Constituent Delaware

     Corporation, is hereby merged with and into Micro-Measurements,

     Inc., the Constituent Delaware Corporation, which shall survive the merger.


               The Continuing Corporation shall succeed to, without

     other transfer, and shall possess and enjoy all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all the restrictions,

     disabilities and duties of each of the two Constituent

     Corporations, and all and singular, the rights, privileges,

     powers and franchises of each of said corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of such Constituent Corporations, shall be vested in the

     Continuing Corporation; and all property, rights, privileges,

     powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Continuing

     Corporation as they were of the respective Constituent

     Corporations, and the title to any real estate vested by deed or otherwise in either of such Constituent Corporations, shall not revert or be in any way impaired by reason of such merger;

     provided, however, that all rights of creditors and all liens upon any property of either of such Constituent Corporations shall be preserved unimpaired, limited to the property affected by such liens at the time of the merger, and all debts,

     liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Continuing Corporation, and may be enforced against it to the same extent as if said debts,

     liabilities and duties had been incurred or contracted by it.


               If at any time the Continuing Corporation shall deem or

     be advised that any further assignments or assurances in law or things are necessary or desirable to vest, or to perfect or confirm, of record or otherwise, in the Continuing Corporation the title to any property acquired or to be acquired by reason of or as a result of the merger provided for by this Agreement, the proper officers and directors of each of the Constituent

     Corporations shall and will execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary or proper so to vest, perfect or confirm title to such property in the Continuing Corporation and otherwise to carry out the purpose of this Agreement.


                                ARTICLE II

              Certificate of Incorporation of the Continuing
                               Corporation
              ----------------------------------------------


               The Certificate of Incorporation of the Constituent

     Corporation, Micro-Measurements, Inc., which is a Delaware corporation, shall be the Certificate of Incorporation of the

     Continuing Corporation, and all terms and provisions thereof are hereby incorporated in this Agreement of Merger with the same force and effect as if herein set forth in full.


                                ARTICLE III

                   By-Laws of the Continuing Corporation
                   -------------------------------------


               Until altered, amended or repealed as herein or therein

     provided, the By-Laws of the Continuing Corporation shall be the

     By-Laws of Micro-Measurements, Inc. as in effect on the date of this Agreement.

                                ARTICLE IV

                  Directors of the Continuing Corporation
                  ---------------------------------------


               The number of directors of the Continuing Corporation

     shall be not less than three (3) and the Board of Directors may increase the number of directors at any time, as provided in the

     By-Laws of the Continuing Corporation.  Directors need not be stockholders.  Upon this merger's becoming effective, the Board of Directors of the Continuing Corporation shall be three (3) in number and shall consist of the individuals whose names and residences are as follows:


               Names                    Residences
               -----                    ----------

          Felix Zandman            335 Spring Mill Road,
                                   Villanova, Pennsylvania

          Ruth Zandman             335 Spring Mill Road,
                                   Villanova, Pennsylvania

          Franklin Feldman         15 West 81st Street,
                                   New York, New York


     Said persons shall be the directors of the Continuing Corporation from and after the date when this merger becomes effective and until the next annual meeting of the stockholders of the

     Continuing Corporation and until their successors respectively are elected to qualify.  All persons who, at the time this merger becomes effective, shall be executive or administrative officers of Micro-Measurements, Inc. shall be and remain like officers of the Continuing Corporation until the first meeting of the Board of Directors of the Continuing Corporation.  A meeting of the

     Board of Directors of the Continuing Corporation shall be held as soon as practicable after this merger becomes effective and may be called in the manner provided in the By-Laws for the calling of Special Meetings of the Board of Directors to be held at the time and place specified in the notice.


                                 ARTICLE V

               Capitalization of the Continuing Corporation
               --------------------------------------------


               The capitalization of the Continuing Corporation upon

     the merger's becoming effective shall be as follows:


                                   Shares              Shares
               Class               Authorized          Outstanding
               -----               ----------          -----------
          Common Stock, par
            value $1 per share      100,000              2,000



                                ARTICLE VI

          Manner of Converting Shares of Constituent Corporations
          -------------------------------------------------------


               The manner of converting shares of stock of each of the

     Constituent Corporations shall be as follows:


               Upon the filing of this Agreement as required by law,

     each share of common stock of Vishay Instruments, Inc. shall be converted into one share of common stock of Micro-Measurements,

     Inc., and any stockholder of Vishay Instruments, Inc., upon the surrender to the Continuing Corporation for cancellation of one or more certificates evidencing shares of common stock of Vishay

     Instruments, Inc., shall be entitled to receive one or more certificates evidencing the number of shares of the Continuing

     Corporation evidenced by the certificates so surrendered for cancellation.


                                ARTICLE VII

                            Approval of Merger
                            ------------------


               This Agreement shall be submitted to the respective

     stockholders of the Constituent Corporations as provided by law and shall become effective only upon written consent to adoption by all of the stockholders of each Constituent Corporation entitled to vote upon the adoption of the Agreement, certifica-

     tion of such fact on the Agreement by the Secretary or an

     Assistant Secretary of each Constituent Corporation, under the seal of each, the proper execution and acknowledgment of this

     Agreement, and the filing of the same as required by law.  When such consent to the adoption of this Agreement is given and this

     Agreement is so certified, executed, acknowledged and filed, the separate evidence of Vishay Instruments, Inc. shall cease, and said corporation shall be merged with and into the Continuing

     Corporation, all in accordance with this Agreement.

               IN WITNESS WHEREOF, this Agreement of Merger has been

     signed by the directors, or a majority thereof, of each of the

     Constituent Corporations.


                              Directors of Vishay Instruments,
                                Inc.

                                   /s/ Felix Zandman
                              ---------------------------------------
                                   Felix Zandman


                                   /s/ Ruth Zandman
                              ---------------------------------------
                                   Ruth Zandman


                                   /s/ Franklin Feldman
                              ---------------------------------------
                                   Franklin Feldman


                              Directors of Micro-Measurements,
                                Inc.


                                   /s/ Felix Zandman
                              ---------------------------------------
                                   Felix Zandman


                                   /s/ Ruth Zandman
                              ---------------------------------------
                                   Ruth Zandman


                                   /s/ Franklin Feldman
                              ---------------------------------------
                                   Franklin Feldman

                   CERTIFICATE OF SECRETARY

                            OF

                   VISHAY INSTRUMENTS, INC.


               I, FRANKLIN FELDMAN, DO HEREBY CERTIFY that I am

     Secretary of Vishay Instruments, Inc., a Delaware corporation,

     and I DO FURTHER CERTIFY as follows:


               1.   The foregoing Agreement of Merger (hereinafter

     referred to as the "Agreement"), for the merger of said Vishay

     Instruments, Inc. into Micro-Measurements, Inc., a Delaware corporation, was made, signed and delivered by a majority of the

     Directors of said Vishay Instruments, Inc., after said Merger and the terms and provisions of said Agreement had been approved by said Directors at a meeting thereof duly held for the purpose of considering the same.


               2.   All of the stockholders entitled to vote upon the

     adoption of the Agreement consented in writing on April 9, 1966 to the adoption of the Agreement.


               IN WITNESS WHEREOF, I hereunto sign my name as

     Secretary of said Vishay Instruments, Inc. and affix hereto its corporate seal this 9th day of April, 1966.


                                        /s/ Franklin Feldman
                              ---------------------------------------
                                             Secretary

                   CERTIFICATE OF SECRETARY

                            OF

                   MICRO-MEASUREMENTS, INC.


               I, FRANKLIN FELDMAN, DO HEREBY CERTIFY that I am

     Secretary of Micro-Measurements, Inc., a Delaware corporation,

     and I DO FURTHER CERTIFY as follows:


               1.   The foregoing Agreement of Merger (hereinafter

     referred to as the "Agreement"), for the merger of Vishay

     Instruments, Inc. into said Micro-Measurements, Inc., a Delaware corporation, was made, signed and delivered by a majority of the

     Directors of said Micro-Measurements, Inc., after said Merger and the terms and provisions of said Agreement had been approved by said Directors at a meeting thereof duly held for the purpose of considering the same.


               2.   All of the stockholders entitled to vote upon the

     adoption of the Agreement consented in writing on April 9, 1966 to the adoption of the Agreement.


               IN WITNESS WHEREOF, I hereunto sign my name as

     Secretary of said Micro-Measurements, Inc., and affix hereto its corporate seal this 9th day of April, 1966.


                                        /s/ Franklin Feldman
                              ---------------------------------------
                                             Secretary

               The foregoing Agreement of Merger having been duly

     adopted by the stockholders of each of the Corporations parties thereto, and the fact of the adoption thereof as aforesaid having been duly certified thereon by the Secretary of each of said

     Corporations, all in accordance with law, said Agreement of

     Merger is hereby signed by the President and Secretary of Vishay

     Instruments, Inc. and the Vice President and Secretary of Micro-

     Measurements, Inc. under the respective corporate seals of said

     Corporations this 9th day of April, 1966.


                                     /s/ Felix Zandman
                              ---------------------------------------
                              President of Vishay Instruments, Inc.
                                   (A Delaware corporation)


                                     /s/ Franklin Feldman
                              ---------------------------------------
                              Secretary of Vishay Instruments, Inc.
                                   (A Delaware corporation)


                                     /s/ Ruth Zandman
                              ---------------------------------------
                              Vice President of Micro-Measurements,
                                   Inc. (A Delaware corporation)


                                     /s/ Franklin Feldman
                              ---------------------------------------
                              Secretary of Micro-Measurements, Inc.
                                   (A Delaware corporation)

                   ACKNOWLEDGMENT OF PRESIDENT

                               OF

                    VISHAY INSTRUMENTS, INC.


     STATE OF PENNSYLVANIA    )
                              ) SS.:
     COUNTY OF PHILA.         )


               I, George M. Laughlin, a Notary Public in and for said

     County and State aforesaid, DO HEREBY CERTIFY that FELIX ZANDMAN,

     the President of VISHAY INSTRUMENTS, INC., a Delaware

     corporation, who is personally known to me to be the person whose name is subscribed to the foregoing Agreement of Merger as such

     President, and who is personally known to me to be the President of said Corporation, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said

     Agreement as his free and voluntary act, deed and agreement of said Corporation for the uses and purposes therein set forth; and

     further acknowledged said Agreement to be the act, deed and agreement of said Corporation.


               GIVEN under my hand and notarial seal this 9th day of

     April, 1966.


                                     /s/ George M. Laughlin
                              ---------------------------------------
                                        Notary Public

                   ACKNOWLEDGMENT OF VICE PRESIDENT

                                OF

                     MICRO-MEASUREMENTS, INC.


     STATE OF PENNSYLVANIA    )
                              ) SS.:
     COUNTY OF PHILA.         )


               I, George M. Laughlin, a Notary Public in and for said

     County and State aforesaid, DO HEREBY CERTIFY that RUTH ZANDMAN,

     the Vice President of MICRO-MEASUREMENTS, INC., a Delaware

     corporation, who is personally known to me to be the person whose name is subscribed to the foregoing Agreement of Merger as such

     Vice President, and who is personally known to me to be the Vice

     President of said Corporation, appeared before me this day in person and acknowledged that she signed, sealed and delivered the said Agreement as her free and voluntary act as such Vice

     President and as the free and voluntary act, deed and agreement of said Corporation for the uses and purposes therein set forth;

     and further acknowledged said Agreement to be the act, deed and agreement of said Corporation.


               GIVEN under my hand and notarial seal this 9th day of

     April, 1966.


                                     /s/ George M. Laughlin
                              ---------------------------------------
                                        Notary Public

Certificate of Agreement of Merger of the "VISHAY INSTRUMENTS, INC.", merging with and into the "MICRO-MEASUREMENTS, INC.", under the name "MICRO-MEASUREMENTS, INC.", as received and filed in this office the thirteenth day of April, A.D. 1966, at 9 o'clock A.M.

STATE OF NEW YORK     )
                      :  ss.:
COUNTY OF NEW YORK    )


               BE IT REMEMBERED that on this 27th day of June, A.D.

     1962, personally came before me, a Notary Public for the State of

     New York, CHARLES B. HOCHMAN, CARL KANTER and FRANKLIN FELDMAN,

     all of the parties to the foregoing Certificate of Incorporation,

     known to me personally to be such, and severally acknowledged the said Certificate to be the act and deed of the signers

     respectively and that the facts therein stated are truly set forth.


               GIVEN under my hand and seal of office the day and year

     aforesaid.

                                    /s/ Nettie Rothstein
                                   ---------------------------------------
                                          Notary Public
                                        Nettie Rothstein
                                  Notary Public, State of New York
                                          No. 24-3379250
                                      Qualified in Kings County
                                 Certificate filed in New York County
                                  Commission Expires March 30, 1963

                                 State of Delaware
                          Office of the Secretary of State

               I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "VISHAY INTERTECHNOLOGY, INC.", FILED IN
     THIS OFFICE ON THE ELEVENTH DAY OF DECEMBER, A.D. 1972, AT 9 O'CLOCK A.M.


                                         /s/ William T. Quillen
                   SEAL                 --------------------------------------
                                        William T. Quillen, Secretary of State

                                    AUTHENTICATION: 7067574
                                              DATE: 03-24-94

                   RESTATED CERTIFICATE OF INCORPORATION

                                  OF

                     VISHAY INTERTECHNOLOGY, INC.



               It is hereby certified that:


               1.   (a)  The present name of the Corporation

     (hereinafter called the "Corporation") is Vishay Intertechnology,

     Inc.


                    (b)  The name under which the Corporation was

     originally incorporated is Micro-Measurements,Inc.; and the date of filing the original certificate of incorporation of the

     Corporation with the Secretary of State of the State of Delaware is July 3, 1962.


               2.   The certificate of incorporation of the

     Corporation is hereby amended by striking out Articles FIRST through THIRTEENTH thereof and by substituting in lieu thereof new Articles FIRST through ELEVENTH which are set forth in the

     Restated Certificate of Incorporation hereinafter provided for.


                    Each share of Common Stock of the par value of

     $1.00 per share, outstanding upon the effective date of this

     Restated Certificate of Incorporation, shall be reclassified as

     250 fully paid and non-assessable shares of the par value of $.10 per share, which shares shall be included in the 5,000,000 shares of Common Stock authorized in this Restated Certificate of

     Incorporation.

               3.   The provisions of the certificate of incorporation

     of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Restated Certificate of Incorporation of Vishay

     Intertechnology, Inc.


               4.   The amendments and the restatement of the Restated

     Certificate of Incorporation have been duly adopted by the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the

     State of Delaware.


               5.   The capital of the Corporation will not be reduced

     under or by reason of any amendment herein certified.


               6.   The certificate of incorporation of the

     Corporation, as amended and restated herein, shall upon the effective date of this Restated Certificate of Incorporation read as follows:


                   RESTATED CERTIFICATE OF INCORPORATION

                                  OF

                       VISHAY INTERTECHNOLOGY, INC.

                             ___________


               FIRST:    The name of the Corporation (hereinafter

     called the "Corporation") is Vishay Intertechnology, Inc.


               SECOND:   The address, including street, number, city,

     and county, of the registered office of the Corporation in the

     State of Delaware is 229 South State Street, City of Dover,

     County of Kent; and the name of the registered agent of the

     Corporation in the State of Delaware at such address is The

     Prentice-Hall Corporation System, Inc.


               THIRD:    The purpose of the Corporation are to engage

     in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


               FOURTH:   The total number of shares of stock which the

     Corporation shall have authority to issue is 6,000,000 shares, of which 1,000,000 shares, of the par value of $1 per share, shall be Preferred Stock, and 5,000,000 shares, of the par value of

     $.10 per share, shall be Common Stock.


               The designations, preferences and relative,

     participating, optional or other special rights and

     qualifications, limitations or restrictions of each class of stock are as follows:


               A.   The Preferred Stock may be issued in one or more

     series and may be with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights,

     and qualifications, limitations or restrictions thereof, as shall be fixed by the Board of Directors pursuant to authority hereby expressly granted to it, and as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors pursuant to authority expressly vested in it by these provisions.


               B.   Any Preferred Stock or series thereof may be made

     subject to redemption at such time or times and at such price or prices as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the

     Board of Directors as hereinabove provided.


               C.   The holders of Preferred Stock or of any series

     thereof shall be entitled to receive dividends at such rates, on such conditions and at such times as shall be stated and

     expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as

     hereinabove provided, payable in preference to, or in such relation to, the dividends payable on any other class or classes of stock, or cumulative or noncumulative as shall be so stated

     and expressed.


               D.   The holders of Preferred Stock or of any class or

     of any series thereof, shall be entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the

     Corporation as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the

     Board of Directors as hereinabove provided.


               E.   Any Preferred Stock of any class or of any series

     thereof may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or of any other class or classes of stock of the Corporation, or shares of any class or series of stock of any other corporation,

     at such price or prices or at such rates of exchange and with such adjustments as shall be stated and expressed or provided for the issue of such stock adopted by the Board of Directors as hereinabove provided.


               F.   Except as otherwise provided herein, by statute or

     by the resolutions providing for the issue of Preferred Stock specifically provided, the Preferred Stock shall have no voting power and the Common Stock shall have the sole right and power to vote on all matters on which a vote of stockholders is to be taken.  Each holder of Common Stock shall be entitled to vote and shall have one vote for each share thereof held.


               FIFTH:    The Corporation is to have perpetual

     existence.


               SIXTH:    Whenever a compromise or arrangement is

     proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the

     State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this

     Corporation under the provisions of Section 291 of the General

     Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the

     General Corporation Law of the State of Delaware order a meeting of the creditors or class of creditors, and/or of the

     stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.


               SEVENTH:  For the management of the business and for

     the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the

     Corporation and of its directors and stockholders, or any class thereof, as the case may be, it is further provided:


               1.   The power to make, alter, or repeal the

               By-Laws of the Corporation, and to adopt any

               new By-Laws, except a By-Law classifying

               directors for election for staggered terms,

               shall be vested in the Board of Directors,

               provided that the Board of Directors may delegate such power, in whole or in part, to the stockholders.


                    2.   Whenever the Corporation shall be

               authorized to issue more than one class of

               stock, one or more of which is denied voting

               power, no outstanding share of any class of

               stock which is denied voting power under the

               provisions of the Certificate of

               Incorporation shall entitle the holder

               thereof to notice of, and the right to vote

               at any meeting of stockholders except as the

               provisions of paragraph (c)(2) of section 242

               of the General Corporation Law and of

               sections 251 and 252 of the General

               Corporation Law shall otherwise require;

               provided, that no share of any such class

               which is otherwise denied voting power shall

               entitle the holder thereof to vote upon the

               increase or decrease in the number of

               authorized shares of said class.


                    3.   In lieu of taking any permissive or

               requisite action by vote at a meeting of

               stockholders, any such vote and any such

               meeting may be dispensed with if either all

               of the stockholders entitled to vote upon the

               action at any such meeting shall consent in writing to any such corporate action being taken or if less than all of the stockholders

               entitled to vote upon the action at any such

               meeting shall consent in writing to any such

               corporate action being taken; provided, that

               any such action taken upon less than the

               unanimous written consent of all stockholders

               entitled to vote upon any such action shall

               be by the written consent of the stockholders

               holding at least the minimum percentage of

               the votes required to be cast to authorize

               any such action under the provisions of the

               General Corporation Law or under the provi-

               sions of the Certificate of Incorporation or

               the By-Laws as permitted by the provisions of

               the General Corporation Law; and, provided,

               that prompt notice of the taking of the

               corporate action without a meeting by less

               than unanimous consent shall be given to

               those stockholders who have not consented in

               writing.


                    4.   No election of directors need be by

               written ballot.


               EIGHTH:  No contract or transaction between the

     Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because his or their votes are counted for such purpose, if:


               (a)  The material facts as to his relationship or

     interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the Committee, and the

     Board or Committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the

     disinterested directors, even though the disinterested directors be less than a quorum; or,


               (b)  The material facts as to his relationship or

     interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or,


               (c)  The contract or transaction is fair as to the

     Corporation as of the time it is authorized, approved or

     ratified, by the Board of Directors, a committee thereof, or the stockholders.


               Common or interested directors may be counted in

     determining the presence of a quorum at a meeting of the Board of

     Directors or of a committee which authorizes the contract or transaction.

               NINTH:  Every person (and the heirs, executors and

     administrators of such person) who is or was a director, officer,

     employee or agent of the Corporation or of any other company,

     including another corporation, partnership, joint venture, trust or other enterprise which such person serves or served as such at the request of the Corporation shall be indemnified by the

     Corporation against all judgments, payments in settlement

     (whether or not approved by court), fines, penalties and other reasonable costs and expenses (including fees and disbursements of counsel) imposed upon or incurred by such person in connection with or resulting from any action, suit, proceeding, investiga-

     tion or claim, civil, criminal, administrative, legislative or other (including any criminal action, suit or proceeding in which such person enters a plea of guilty or nolo contendere or its equivalent), or any appeal relating thereto, which is brought or threatened either by or in the right of the Corporation or such other company (herein called a "derivative action") or by any other person, governmental authority or instrumentality (herein called a "third-party action") and in which such person is made a party or is otherwise involved by reason of his being or having been such director, officer, employee, or agent of by reason of any action or omission, or alleged action or omission by such person in his capacity as such director, officer, employee or agent if either (a) such person is wholly successful, on the merits or otherwise, in defending such derivative or third-party action or (b) in the judgment of a court of competent jurisdic-

     tion or, in the absence of such a determination, in the judgment of a majority of a quorum of the Board of Directors of the

     Corporation (which quorum shall not include any director who is a party to or is otherwise involved in such action) or, in the absence of such a disinterested quorum, in the opinion of

     independent legal counsel (i) in the case of a derivative action,

     such person acted without negligence or misconduct in the

     performance of his duty to the corporation or such other company or (ii) in the case of a third-party action, such person acted in good faith in what he reasonably believed to be the best interest of the corporation or such other company, and, in addition, in any criminal action, had no reasonable cause to believe that his action was unlawful; provided that, in the case of a derivative action, such indemnification shall not be made in respect of any payment to the Corporation or such other company or any stock-

     holder thereof in satisfaction of judgment or in settlement unless either (x) a court of competent jurisdiction has approved such settlement, if any, and the reimbursement of such payment or

     (y) if the court in which such action has been instituted lacks jurisdiction to grant such approval or such action is settled before the institution of judicial proceedings, in the opinion of independent legal counsel the applicable standard of conduct specified in the preceding sentence has been met, such action was without substantial merit, such settlement was in the best interests of the corporation or such other company and the reimbursement of such payment is permissible under applicable law.  In case such person is successful, on the merits or

     otherwise, in defending part of such action or, in the judgment of such a court or such quorum of the Board of Directors or in the opinion of such counsel, has met the applicable standard of conduct specified in the preceding sentence with respect to part of such action, he shall be indemnified by the Corporation against the judgments, settlements, payments, fines, penalties and other costs and expenses attributable to such part of such action.


               The foregoing rights of indemnification shall be in

     addition to any rights to which any such director, officer,

     employee, or agent may otherwise be entitled under the

     Certificate of Incorporation, any agreement or vote of stock-

     holders or at law or in equity or otherwise.


               In any case in which, in the judgment of a majority of

     such a disinterested quorum of the Board of Directors, any such director, officer or employee will be entitled to indemnification under the foregoing provisions of this Article, such amounts as they deem necessary to cover the reasonable costs and expenses incurred by such person in connection with the action, suit,

     proceeding, investigation or claim prior to final disposition thereof may be advanced to such person upon receipt of an

     undertaking by or on behalf of such person to repay such amounts if it is ultimately determined that he is not so entitled to indemnification.


               TENTH:  The Corporation may purchase and maintain

     insurance on behalf of any person who is or was a director,

     officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer,

     employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Article NINTH.


               ELEVENTH:  From time to time any of the provisions of

     this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the

     State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said law, and all rights at any time conferred upon the stockholders of the

     Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article ELEVENTH.


     Signed and attested to on December 6, 1972.


                                        /s/ Felix Zandman
                                    ---------------------------------
                                        President


     Attest:


       /s/ Robert A. Freece
    -----------------------------
          Treasurer


       /s/ Franklin Feldman
    -----------------------------
          Secretary

                             State of Delaware
                      Office of the Secretary of State


               I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF
     THE CERTIFICATE OF AMENDMENT OF "MICRO-MEASURMENTS, INC.", CHANGING
     ITS NAME FROM "MICRO-MEASURMENTS, INC." TO "VISHAY INTERTECHNOLOGY, INC.", FILED IN THIS OFFICE THE TWENTIETH DAY OF MAY, A.D. 1966, AT 9 O'CLOCK A.M.


                                         /s/ William T. Quillen
                   SEAL                 --------------------------------------
                                        William T. Quillen, Secretary of State

                                    AUTHENTICATION: 7067575
                                              DATE: 03-24-94

                   CERTIFICATE OF AMENDMENT

                            OF

                 CERTIFICATE OF INCORPORATION

                            OF

                   MICRO-MEASUREMENTS, INC.

     (Pursuant to Section 242 of Title 8, Chapter 1 of the Delaware

     Code)
                          _____________________


               MICRO-MEASUREMENTS, INC. (hereinafter called the

     "Corporation"), a corporation organized and existing under and by virtue of Title 8, Chapter 1 of the Delaware Code, does hereby certify as follows:


               FIRST:    That, upon the unanimous written consent of

     the holders of all of the outstanding shares of stock entitled to vote of the above corporation, which consent was given pursuant to the provisions of Section 228 of Title 8, Chapter 1 of the

     Delaware Code, the following amendment of the Certificate of

     Incorporation of the corporation has been duly adopted in

     accordance with the provisions of Section 242 of Title 8, Chapter

     1 of the Delaware Code:


               By striking out Article FIRST thereof in its entirety,

     and by substituting in lieu thereof a new Article FIRST to read as follows:


               "The name of the Corporation (hereinafter called the

     Corporation) is VISHAY INTERTECHNOLOGY, INC."


               IN WITNESS WHEREOF, the said Micro-Measurements, Inc.

     has made under its corporate seal and signed by Ruth Zandman, its

     Vice-President and Franklin Feldman, its Secretary, the foregoing certificate and the said Ruth Zandman, as Vice-President and the said Franklin Feldman, as Secretary have hereunto respectively set their hands and caused the corporate seal of the corporation to be affixed this 10th day of May, 1966.

                                        /s/ Ruth Zandman
                              ---------------------------------------
                                   Ruth Zandman, Vice-President

                                        /s/ Franklin Feldman
                              ---------------------------------------
                                   Franklin Feldman, Secretary

STATE OF PENNSYLVANIA    )
                         ) SS.:
COUNTY OF CHESTER        )


               BE IT REMEMBERED, that on this 12th day of May, 1966,

     personally came before me, John R. Blackburn, Jr., Justice of the

     Peace, in and for the County and State aforesaid, duly

     commissioned and sworn to take acknowledgment or proof of deeds,

     RUTH ZANDMAN, Vice-President of Micro-Measurements, Inc., a

     corporation of the State of Delaware, the corporation described in the foregoing Certificate, known to me personally to be such and be the said RUTH ZANDMAN, as such Vice-President, duly executed said certificate before me, and acknowledged the said

     Certificate to be her act and deed and made on behalf of said corporation that the signatures of said Vice-President and of the

     Secretary to said foregoing certificate of amendment are in the handwriting of the said Vice-President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation,

     and that his act of sealing, executing, acknowledging and

     delivering the said Certificate was duly authorized by the stockholders of said corporation.



               IN WITNESS WHEREOF, I have hereunto set my hand the day

     and year aforesaid.



                                        /s/ John R. Blackburn, Jr.
                              ---------------------------------------
                                         Notary Public

                      State of Delaware
               Office of the Secretary of State

               I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "VISHAY INTERTECHNOLOGY, INC.", FILED IN THIS OFFICE ON THE THIRD DAY OF DECEMBER, A.D. 1985, AT 10 O'CLOCK A.M.


                                         /s/ William T. Quillen
                   SEAL                 --------------------------------------
                                        William T. Quillen, Secretary of State

                                    AUTHENTICATION: 7067573
                                              DATE: 03-24-94

      CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
                                    of
                       VISHAY INTERTECHNOLOGY, INC.

               It is hereby certified that:

               6. The name of the corporation (hereinafter called the "Corporation") is Vishay Intertechnology, Inc.

               7. The Restated Certificate of Incorporation of the Corporation is hereby amended by striking out the first sentence of Article Fourth thereof and by substituting in lieu of said sentence of said Article the following new sentence:

               "The total number of shares of stock which the Corporation shall have authority to issue is 16,000,000 shares, of which 1,000,000 shares, of the par value of $1 per share, shall be Preferred Stock, and 15,000,000 shares, of the par value of $0.10 per share, shall be Common Stock."

               8. The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General
     Corporation Law of the State of Delaware.

     Signed and attested to on November 26, 1985.

                                         /s/ Robert A. Freece
                                     ------------------------------
                                        Robert A. Freece
                                        Vice President

     Attest:
          /s/ William J. Spires
     ------------------------------
         William J. Spires
         Secretary

               I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "VISHAY INTERTECHNOLOGY, INC.",
     FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF JANUARY, A.D. 1987,
     AT 12 O'CLOCK A.M.

                                         /s/ William T. Quillen
                   SEAL                 --------------------------------------
                                        William T. Quillen, Secretary of State
                                    AUTHENTICATION: 7067572
                                              DATE: 03-24-94

                   CERTIFICATE OF AMENDMENT
                           OF
            RESTATED CERTIFICATE OF INCORPORATION
                           OF
                VISHAY INTERTECHNOLOGY, INC.

               It is hereby certified that:

               1) The name of the Corporation (hereinafter called the "Corporation") is Vishay Intertechnology, Inc.

               2) To accomplish the foregoing Amendment, Articles Fourth and Ninth of the Restated Certificate of Incorporation, relating to the authorization to issue stock and their relative rights, privileges and limitations, and Director Liability and Indemnification, are hereby stricken out in their entirety, and the following new Articles are substituted in lieu thereof:

               FOURTH: Section 1. Classes and Number of Shares. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 31,000,000 shares. The classes and the aggregate number of shares of stock of each class which the Corporation shall have authority to issue are as follows:

                    (i) 15,000,000 shares of Common Stock, $0.10 par value per share (hereinafter the "Common
               Stock");

                     (ii) 15,000,000 shares of Class B Common
               Stock, $0.10 par value per share (hereinafter the "Class B Stock"); and

                    (iii) 1,000,000 shares of Preferred Stock,
               $1.00 par value per share, with such rights, privileges, restrictions and preferences as the Board of Directors may authorize from time to time (hereinafter the "Preferred Stock").

               Section 2. Powers and Rights of the Common Stock and the Class B Stock.

               A.  Voting Rights and Powers.

                    (i)  With respect to all matters upon which
               shareholders are entitled to vote or to which shareholders are entitled to give consent, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock standing in his name on the transfer books of the Corporation and every holder of Class B Stock shall be entitled to ten votes in person or by proxy for each share of Class B Stock standing in his name on the transfer books of the Corporation.

                    (ii) Except as otherwise provided herein and
               as may be otherwise required by law, the provi-sions of these Amended and Restated Articles of Incorporation shall not be modified, revised, altered or amended, repealed or rescinded in whole or in part, unless authorized by a majority of the votes of the outstanding shares of stock of the Corporation entitled to vote, with each share of Common Stock and each share of Class B Stock having the number of votes per share set forth in clause (i) of this paragraph A.

                    (iii) Following the initial issuance of shares
               of Class B Stock, the Corporation may not effect the issuance of any additional shares of Class B Stock (except in connection with stock splits and stock dividends) unless and until such issuance is authorized by the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote, and by the holders of a majority of the shares of the outstanding shares of Class B Stock entitled to vote, each class voting separately.

                    (iv) Except as provided in paragraph A(iii)
               and paragraph D of this Section 2 and as may be otherwise required by law, the holders of Common Stock and Class B Stock shall vote together as a single class, subject to any voting rights which may be granted to holders of Preferred Stock.

               B. Dividends and Distributions. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Amended and Restated Certificate of Incorporation as amended from time to time, holders of Common Stock and Class B Stock shall be entitled to such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor, provided that in the case of dividends or other distributions payable in stock of the Corporation other than the Preferred Stock, including distributions pursuant to stock split-ups, divisions or combinations, which occur after the date shares of Class B Stock are first issued by the Corporation, only shares of Common Stock shall be distributed with respect to Common Stock and only shares of Class B Stock shall be distributed with respect to Class B Stock. In no event will shares of either Common Stock or Class B Stock be split, divided or combined unless the other is also split, divided or combined equally.

               C. Other Rights. Except as otherwise required by the Delaware General Corporation Law or as otherwise provided in this Amended and Restated Certificate of Incorporation, each share of Common Stock and each share of Class B Stock shall have identical powers, preferences and rights, including rights in liquidation.

               D.  Transfer.

                    (i) No person holding shares of Class B Stock of record (hereinafter called a "Class B Holder") may transfer, and the Corporation shall not register the transfer of, such shares of Class B Stock, whether by sale, assignment, gift, bequest, appointment or otherwise, except to a "Permitted Transferee." A "Permitted Transferee" shall mean, with respect to each person from time to time shown as the record holder of shares of Class B Stock:

                         (a) In the case of a Class B Holder who is a natural person,

                              (1)  The spouse of such Class B Holder,
                         any lineal descendant of a great grandparent of either the Class B Holder or the spouse of the Class B Holder, including adopted children;

                              (2)  The trustee of a trust (whether
                         testamentary, intervivos or a voting trust) principally for the benefit of such Class B Holder and/or one or more of his Permitted Transferees described in each subclause of this clause (a);

                              (3)  Any organization to which
                         contributions are deductible for federal income, estate or gift tax purposes or any split-interest trust described in Section 4947 of the Internal Revenue Code of 1986, as it may from time to time be amended (herein-after called a "Charitable Organization");

                              (4)  A corporation, of which outstanding
                         capital stock entitled to a majority of the votes in the election of directors is owned beneficially solely by, or a partnership, of which a majority of the partnership interests entitled to participate in the management of the partnership is owned beneficially solely by, the Class B Holder and/or one or more of his or her Permitted Transferees determined under this clause (a), provided that if by reason of any change in the ownership of such stock or partnership interests, such corpo-ration or partnership would no longer qualify as a Permitted Transferee, all shares of Class B Stock then held by such corporation or partnership shall be converted auto-matically into shares of Common Stock effective upon the date of such change in ownership of such stock or partnership interests, and stock certificates formerly representing such shares of Class B Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock; and

                              (5)  The estate of such Class B Holder.

                         (b)  In the case of a Class B Holder holding
                    the shares of Class B Stock in question as trustee pursuant to a trust (other than pursuant to a trust described in clause (f) below), "Permitted Transferee" means (1) any person transferring Class B Stock to such trust and (2) any Permitted Transferee of any such transferor determined pursuant to clause (a) above.

                         (c) In the case of a Class B Holder which is a Charitable Organization holding record and beneficial ownership of the shares of Class B Stock in question, "Permitted Transferee" means any Class B Holder.

                         (d) In the case of a Class B Holder which is a corporation or partnership (other than a Charitable Organization) acquiring record and beneficial ownership of the shares of Class B Stock in question upon its initial issuance by the Corporation, "Permitted Transferee" means (1) a partner of such partnership or shareholder of such corporation at the time of issuance, and (2) any Permitted Transferee (determined pursuant to clause (a) above) of any such partner or share-holder referred to in subclause (1) of this clause
                    (d).

                         (e) In the case of a Class D Holder which is a corporation or partnership (other than a Charitable Organization or a corporation or partnership described in clause (d) above) holding record and beneficial ownership of the shares of Class B Stock in question, "Permitted Transferee" means (1) any person transferring such shares of

                    Class B Stock to such corporation or partnership and (2) any Permitted Transferee of any such transferor determined under clause (a) above.

                         (f)  In the case of a Class B Holder holding
                    the shares of Class B Stock in question as trustee pursuant to a trust which was irrevocable at the time of issuance of the Class B Stock, "Permitted Transferee" means (1) any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust whether by power of appointment or otherwise and
                    (2) any Permitted Transferee of any such person determined pursuant to clause (a) above.

                         (g) In the case of a Class B Holder which is the estate of a deceased Class B Holder or which is the estate of a bankrupt or insolvent Class B Holder, which holds record and beneficial owner-ship of the shares of Class B Stock in question, "Permitted Transferee" means a Permitted Transferee of such deceased, bankrupt or insolvent Class B Holder as determined pursuant to clause
                    (a), (b), (c), (d), (e) or (f) above, as the case may be.

                         (h)  Any Class B Holder may transfer all or
                    any part of such holder's Class B Stock to any Class B Holder which, at the time of such transfer, owns not less than 50,000 shares of Class B Stock (as adjusted for stock splits and stock dividends); provided, however, that such proposed transfer shall be authorized by the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote, and by the holders of a majority of the outstand-ing shares of Class B Stock entitled to vote, each Class voting separately.

                    (ii) Notwithstanding anything to the contrary set
               forth herein, any Class B Holder may pledge such holder's shares of Class B Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee, provided that such shares shall remain subject to the provisions of this Paragraph D. In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Stock may (a) be transferred only to a Permitted Transferee of the pledgor or (b) converted into shares of Common Stock and transferred to the pledgee, as the pledgee may elect.

              (iii) For purposes of this Paragraph D:

                         (a)  The relationship of any person that is
                    derived by or through legal adoption shall be considered a natural one.

                         (b)  Each joint owner of shares of Class B
                    Stock shall be considered a "Class B Holder" of such shares.

                         (c) A minor for whom shares of Class B Stock are held pursuant to a Uniform Gifts to Minors Act or similar law shall be considered a Class B
                    Holder of such shares.

                         (d)  Unless otherwise specified, the term
                    "person" means both natural persons and legal entities.

                         (e)  Each reference to a corporation shall
                    include any successor corporation resulting from merger or consolidation; and each reference to a partnership shall include any successor partner-ship resulting from the death or withdrawal of a partner.

                    (iv) Any transfer of shares of Class B Stock not
               permitted hereunder shall result in the conversion of the transferee's shares of Class B Stock into shares of Common Stock, effective the date on which certificates representing such shares are presented for transfer on the books of the Corporation. The Corporation may, in connection with preparing a list of shareholders entitled to vote at any meeting of shareholders, or as a condition to the transfer or the registration of shares of Class B Stock on the Corporation's books, require the furnishing of such affidavits or other proof as it deems necessary to establish that any person is the beneficial owner of shares of Class B Stock or is a Permitted Transferee.

                    (v) If at any time the number of outstanding shares of Class B Stock as reflected on the stock transfer books of the Corporation falls below 300,000 shares, or such higher number as results from adjust-ments for stock splits or stock dividends, the outstanding shares of Class B Stock shall automatically be deemed converted into shares of Common Stock and certificates formerly representing outstanding shares of Class B Stock shall thereupon and thereafter represent the like number of shares of Common Stock.

                    (vi) Shares of Class B Stock shall be registered
               in the names of the beneficial owners thereof and not in "street" or "nominee" names. Notwithstanding the foregoing, trusts may transfer shares into nominee name. The Corporation shall note on the certificates for shares of Class B Stock the restrictions on transfer and registration of transfer imposed by this Paragraph D.

                    (vii) The term "beneficial ownership" and
               derivations thereof shall have the same meaning given thereto under the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

               E.  Conversion Rights.

                    (i) Subject to the terms and conditions of this Paragraph E, each share of Class B Stock shall be convertible at any time or from time to time, at the option of the respective holder thereof, at the office of any transfer agent for Common Stock, and at such other place or places, if any, as the Board of Directors may designate, into one (1) fully-paid and nonassessable share of Common Stock. In order to convert Class B Stock into Common Stock, the holder thereof shall (a) surrender the certificate or certificates for such Class B Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if this Corporation shall so request, shall be duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), and (b) give written notice to the Corporation that such holder elects to convert said Class B Stock, which notice shall state the name or names in which such holder wishes the certificate or certificates for Common Stock to be issued. The Corporation will issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Stock was so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which such holder shall be entitled as soon as practicable after such deposit of a certificate or certificates of Class B Stock, accompanied by the requisite written notice. Such conversion shall be deemed to have been made as of the date of such surrender of the Class B Stock to be converted; and the persons entitled to receive the Common Stock issuable upon conversion of such Class B Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

                    (ii) The issuance of certificates for shares of
               Common Stock upon conversion of shares of Class B Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not required to be paid.

                    (iii) The Corporation covenants that it will at all
               times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class B Stock, such number of shares of Common Stock as shall be issuable upon the conversion of all such outstanding shares.

               Section 3.  Preferred Stock.

               A. The Preferred Stock may be issued in one or more series and may be with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be fixed by the Board of Directors pursuant to authority hereby expressly granted to it, and as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors pursuant to authority expressly vested in it by these provisions.

               B. Any Preferred Stock or series thereof may be made subject to redemption at such time or times and at such price or prices as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as hereinabove provided.

               C. The holders of Preferred Stock or of any series thereof shall be entitled to receive dividends at such rates, on such conditions and at such times as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as hereinabove provided, payable in preference to, or in such relation to, the dividends payable on any other class or classes of stock, or cumulative or noncumulative as shall be so stated and expressed.

               D. The holders of Preferred Stock or of any class or of any series thereof, shall be entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as hereinabove provided.

               E. Subject to Section 2A(iii) of this Article Four, any Preferred Stock of any class or of any series thereof may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or of any other class or classes of stock of the Corporation, or shares of any class or series of stock of any other Corporation, at such price or prices or at such rates of exchange and with such adjustments as shall be stated and expressed or provided for the issue of such stock adopted by the Board of Directors as herein-above provided.

               Section 4. Issuance of Common Stock, Class B Stock and Preferred Stock. The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock, the Preferred Stock and, subject to Section 2A(iii) of this Article Four, the Class B Stock, herein authorized in accordance with the terms and conditions set forth in this Amended and Restated Certificate or Incorporation for such purposes, in such amounts, to such persons, corpo-rations, or entities, for such consideration, and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by the shareholders, except as otherwise required by law. Except for the payment of one stock dividend to holders of Common Stock within 120 days of the effective date of this amendment (which 120-day period may be extended by the Board of Directors), at any time shares of Class B Stock are outstanding, the Board of Directors may not issue shares of Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up, division or combination of the shares of Common Stock except where such shares are issuable both (i) only to the holders of the then outstanding shares of Common Stock and
     (ii) only in conjunction with and in the same ratio as a stock dividend or split-up, division or combination of the shares of Class B Stock.

               NINTH: Every person (and the heirs, executors and administrators of such person) who is or was a director, officer, employee or agent of the Corporation or of any other company, including another corporation, partnership, joint venture, trust or other enterprise which such person serves or served as such at the request of the Corporation shall be indemnified by the Corporation against all judgments, payments in settlement (whether or not approved by court), fines, penalties and other reasonable costs and expenses (including fees and disbursements of counsel) imposed upon or incurred by such person in connection with or resulting from any action, suit, proceeding, investiga-tion or claim, civil, criminal, administrative, legislative or other (including any criminal action, suit or proceeding in which such person enters a plea of guilty or nolo contendere or its equivalent), or any appeal relating thereto, which is brought or threatened either by or in the right of the Corporation or such other company (herein called a "derivative action") or by any other person, governmental authority or instrumentality (herein called a "third-party action") and in which such person is made a party or is otherwise involved by reason of his being or having been such director, officer, employee or agent or by reason of any action or omission, or alleged action or omission by such person in his capacity as such director, officer, employee or agent if either (a) such person is wholly successful, on the merits or otherwise, in defending such derivative or third-party action or (b) in the judgment of a court of competent jurisdic-tion or, in the absence of such a determination, in the judgment of a majority of a quorum of the Board of Directors of the Corporation (which quorum shall not include any director who is a party to or is otherwise involved in such action) or, in the absence of such a disinterested quorum, in the opinion of independent legal counsel (i) in the case of a derivative action, such person acted in good faith in what he reasonably believed to be the best interest of the Corporation and was not adjudged liable to the Corporation or such other company or (ii) in the case of a third-party action, such person acted in good faith in what he reasonably believed to be the best interest of the Corporation or such other company, and, in addition, in any criminal action, had no reasonable cause to believe that his action was unlawful; provided that, in the case of a derivative action, such indemnification shall not be made in respect of any payment to the Corporation or such other company or any stock-holder thereof in satisfaction of judgment or in settlement unless either (x) a court of competent jurisdiction has approved such settlement, if any, and the reimbursement of such payment or
     (y) if the court in which such action has been instituted lacks jurisdiction to grant such approval or such action is settled before the institution of judicial proceedings, in the opinion of independent legal counsel the applicable standard of conduct specified in the preceding sentence has been met, such action was without substantial merit, such settlement was in the best interests of the corporation or such other company and the reimbursement of such payment is permissible under applicable law. In case such person is successful, on the merits or other-wise, in defending part of such action or, in the judgment of such a court or such quorum of the Board of Directors or in the opinion of such counsel, has met the applicable standard of conduct specified in the preceding sentence with respect to part of such action, he shall be indemnified by the Corporation against the judgments, settlements, payments, fines, penalties and other costs and expenses attributable to such part of such action.

               The directors may authorize the advancement of such amounts necessary to cover the reasonable costs and expenses incurred by any director, officer or employee in connection with the action, suit, proceeding, investigation or claim prior to final disposition thereof to the extent permitted under Delaware law.

               The foregoing rights of indemnification and advancement of expenses shall be in addition to any rights to which any such director, officer, employee, or agent may otherwise be entitled under the Certificate of Incorporation, any agreement or vote of stockholders or at law or in equity or otherwise.

               No director shall have any personal liability to the Corporation or its stockholders for any monetary damages for breach of fiduciary duty as a director, except that this Article shall not eliminate or limit the liability of each director
     (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which such director derived an improper personal benefit. This Article shall not eliminate or limit the liability of such director for any act or omission occurring prior to the date when this Article becomes effective.

               3. The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General
     Corporation Law of the State of Delaware.

     Signed and attested to on January 14, 1987.


                                        /s/ Robert A. Freece
                              ---------------------------------------
                                        Robert A. Freece,
                                        Vice President

      Attest:


     /s/ William J. Spires
    ------------------------
     William J. Spires,
     Secretary

                              State of Delaware
                       Office of the Secretary of State

               I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "VISHAY INTERTECHNOLOGY, INC.",
     FILED IN THIS OFFICE ON THE SEVENTH DAY OF DECEMBER, A.D. 1988,
     AT 10 O'CLOCK A.M.


                                         /s/ William T. Quillen
                   SEAL                 --------------------------------------
                                        William T. Quillen, Secretary of State

                                    AUTHENTICATION: 7067571
                                              DATE: 03-24-94

                   CERTIFICATE OF AMENDMENT

                            OF

            RESTATED CERTIFICATE OF INCORPORATION

                            OF

               VISHAY INTERTECHNOLOGY, INC.

          ______________________________________



               It is hereby certified that:

               1. The name of the corporation (hereinafter called the "Corporation") is Vishay Intertechnology, Inc.

               2. The Restated Certificate of Incorporation of the Corporation, as amended, is hereby further amended by striking out the first section of Article Fourth thereof and by substituting the following section in lieu thereof:

                    FOURTH:   Section 1.  Classes and Number
               of Shares. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 41,000,000 shares. The classes and the aggregate number of shares of stock of each class which the Corporation shall have authority to issue are as follows:

                    (i)  25,000,000 shares of Common Stock,
               $0.10 par value per share (hereinafter the "Common Stock");

                   (ii)  15,000,000 shares of Class B Common
               Stock, $0.10 par value per share (hereinafter the "Class B Stock"); and

                  (iii)  1,000,000 shares of Preferred
               Stock, $1.00 par value per share, with such rights, privileges, restrictions and preferences as the Board of Directors may authorize from time to time (hereinafter the "Preferred Stock").

               3.   The Amendment of the Restated Certificate of
     Incorporation, as amended, herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     Signed and attested to on November 30, 1988.



                                        /s/ Robert A. Freece
                              ---------------------------------------
                                       Robert A. Freece
                                       Vice President


     Attest:


      /s/ William J. Spires
    ---------------------------
     William J. Spires
     Secretary

                              State of Delaware
                      Office of the Secretary of State

               I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMEMNDMENT OF "VISHAY INTERTECHNOLOGY, INC.",
     FILED IN THIS OFFICE ON THE NINETEENTH DAY OF MAY, A.D. 1993,
     AT 9 O'CLOCK A.M.


                                         /s/ William T. Quillen
                   SEAL                 --------------------------------------
                                        William T. Quillen, Secretary of State

                                    AUTHENTICATION: 7067570
                                              DATE: 03-24-94